SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 27, 2000 (Date of earliest event reported) IMH ASSETS CORP. (Exact Name of Registrant as Specified in its Charter) California (State or other jurisdiction of organization) 333-60707 (Commission File No.) 33-0705301 (I.R.S. Employer Identification No.) 20371 Irvine Avenue, Santa Ana Heights, CA 92707 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (714) 556-0122 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This current report on Form 8-K relates to the monthly distribution reported to holders of Impac CMB Trust Series 1999-1 Collateralized Asset-Backed Bonds, Series 1999-1 which was made on December 26, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 7.05 of the Indenture for the distribution on December 26, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned there unto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE INDENTURE ON BEHALF OF IMH ASSETS CORP., AS REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President December 26, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Ann Kelly (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 IMH Assets Corp. Impac Funding Corporation as Master Servicer Impac CMB Trust Series 1999-1 Collateralized Asset-Backed Bonds, Serices 1999-1 ABN AMRO Acct: 67-8103-90-4 Number Of Pages Table Of Contents 1 Certificate Report 1 Other Related Information 6 Asset Backed Facts Sheets 3 Total Pages Included In This Pa 11 Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net 0 0 0 0 0 0 Monthly Data File Name: IMH99001_200112_3.ZIP Statement Date 12/26/01 Payment Date: 12/26/01 Prior Payment: 11/26/01 Record Date: 11/30/01 WAC: 12.07% WAMM: #DIV/0! Original Opening 0 Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 121,203,862.00 15,898,967.29 45254NAX5 1000.000000000 131.175418239 A-2 64,875,807.00 17,754,405.26 45254NAY3 1000.000000000 273.667582432 Trust Certific 0.00 0.00 9ABSC196 1000.000000000 0.000000000 186,079,669.00 33,653,372.55 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 15,898,967.29 0.00 0.00 45254NAX5 131.175418239 0.000000000 0.000000000 A-2 17,754,405.26 0.00 0.00 45254NAY3 273.667582432 0.000000000 0.000000000 Trust Certific 0.00 0.00 0.00 9ABSC196 0.000000000 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.000000000 33,653,372.55 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 38,422.50 0.00 45254NAX5 0.000000000 0.317007225 0.000000000 A-2 0.00 49,712.33 0.00 45254NAY3 0.000000000 0.766269158 0.000000000 Trust Certific 0.00 0.00 0.00 9ABSC196 0.000000000 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.00 0.00 0.00 0.000000000 0.000000000 0.00 88,134.83 0.00 Total P&I Payment 33,741,507.38 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 2.90000000% 45254NAX5 0.80000000% A-2 3.36000000% 45254NAY3 1.26000000% Trust Certificate 9ABSC196 Asset Backed Facts - Pool Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 49 3,293,760 21 4.87% 6.257% 2.09% 10/25/01 60 3,137,776 19 5.75% 5.666% 1.82% 09/25/01 58 3,207,451 16 5.27% 5.297% 1.45% 08/27/01 40 2,171,548 18 3.50% 3.371% 1.57% 07/25/01 54 3,010,011 16 4.49% 4.375% 1.33% 06/25/01 99 12,270,410 74 7.84% 16.591% 5.86% 05/25/01 85 4,997,971 33 6.41% 6.304% 2.49% 04/25/01 101 5,639,969 29 7.21% 6.488% 2.07% 03/26/01 55 4,038,145 19 3.72% 4.187% 1.28% 02/26/01 51 3,772,204 30 3.28% 3.524% 1.93% 01/25/01 97 6,091,424 29 5.99% 5.242% 1.79% 12/26/00 53 4,171,050 23 3.15% 3.408% 1.37% 11/27/00 60 3,739,364 22 3.45% 2.913% 1.27% 10/25/00 123 7,076,693 33 6.95% 5.411% 1.86% 09/25/00 130 6,974,816 25 7.16% 5.194% 1.38% Distribution Delinq 3+ Months Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 713,173 16 681,752 1.355% 1.59% 1.295% 10/25/01 1,356,688 20 830,027 2.450% 1.92% 1.499% 09/25/01 631,058 22 1,190,254 1.042% 2.00% 1.966% 08/27/01 1,168,297 34 1,891,786 1.814% 2.97% 2.937% 07/25/01 650,402 44 2,737,810 0.945% 3.65% 3.979% 06/25/01 3,446,632 64 2,754,067 4.660% 5.07% 3.724% 05/25/01 1,897,084 50 3,226,035 2.393% 3.77% 4.069% 04/25/01 2,319,284 43 1,657,759 2.668% 3.07% 1.907% 03/26/01 1,323,692 45 1,510,231 1.372% 3.04% 1.566% 02/26/01 1,303,357 47 1,918,223 1.218% 3.02% 1.792% 01/25/01 2,508,637 44 2,241,766 2.159% 2.72% 1.929% 12/26/00 1,459,127 59 3,536,689 1.192% 3.51% 2.889% 11/27/00 880,209 39 1,751,753 0.686% 2.25% 1.365% 10/25/00 2,015,609 45 3,262,392 1.541% 2.54% 2.495% 09/25/00 1,184,018 41 3,138,293 0.882% 2.26% 2.337% Distributi Foreclosure/Bankruptcy REO Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 54 2,409,030 2 5.36% 4.576% 0.20% 10/25/01 51 2,252,090 3 4.89% 4.067% 0.29% 09/25/01 52 2,380,599 3 4.72% 3.931% 0.27% 08/27/01 49 4,282,071 4 4.29% 6.647% 0.35% 07/25/01 65 4,056,156 4 5.40% 5.896% 0.33% 06/25/01 57 3,199,818 5 4.51% 4.327% 0.40% 05/25/01 58 3,234,380 3 4.37% 4.080% 0.23% 04/25/01 66 3,628,029 4 4.71% 4.174% 0.29% 03/26/01 67 3,761,518 3 4.53% 3.900% 0.20% 02/26/01 73 3,937,325 2 4.70% 3.678% 0.13% 01/25/01 76 3,996,388 2 4.69% 3.439% 0.12% 12/26/00 76 3,890,755 2 4.52% 3.179% 0.12% 11/27/00 87 4,940,837 1 5.01% 3.849% 0.06% 10/25/00 11 625,521 0 0.62% 0.478% 0.00% 09/25/00 12 653,335 0 0.66% 0.486% 0.00% Distribution Modifications Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 258,136 0 0 0.490% 0.00% 0.000% 10/25/01 355,510 0 0 0.642% 0.00% 0.000% 09/25/01 355,718 0 0 0.587% 0.00% 0.000% 08/27/01 142,343 0 0 0.221% 0.00% 0.000% 07/25/01 445,576 0 0 0.648% 0.00% 0.000% 06/25/01 717,369 0 0 0.970% 0.00% 0.000% 05/25/01 569,714 0 0 0.719% 0.00% 0.000% 04/25/01 635,143 0 0 0.731% 0.00% 0.000% 03/26/01 445,579 0 0 0.462% 0.00% 0.000% 02/26/01 308,764 0 0 0.288% 0.00% 0.000% 01/25/01 308,920 0 0 0.266% 0.00% 0.000% 12/26/00 332,029 0 0 0.271% 0.00% 0.000% 11/27/00 182,096 0 0 0.142% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 12/26/01 963 48,853,046 12.0699% 100.00% 100.000% 0.00% 11/26/01 44 3,664,760 11.9839% 4.37% 6.962% 0.00% 10/25/01 37 2,628,314 11.9478% 3.54% 4.746% 0.00% 09/25/01 57 4,918,216 11.8501% 5.18% 8.122% 0.00% 08/27/01 42 3,663,005 11.7905% 3.67% 5.686% 0.00% 07/25/01 61 4,233,125 11.8638% 5.07% 6.153% 0.00% 06/25/01 59 5,019,050 11.9599% 4.67% 6.786% 0.00% 05/25/01 64 5,197,849 12.0421% 4.82% 6.556% 0.00% 04/25/01 73 7,494,710 11.9621% 5.21% 8.622% 0.00% 03/26/01 80 9,367,087 11.8520% 5.41% 9.712% 0.00% 02/26/01 74 10,431,013 11.6482% 4.76% 9.745% 0.00% 01/25/01 65 9,004,607 11.1764% 4.01% 7.750% 0.00% 12/26/00 63 6,007,046 10.5481% 3.75% 4.908% 0.00% 11/27/00 55 5,761,335 10.1336% 3.17% 4.488% 0.00% 10/25/00 33 2,217,733 10.0607% 1.86% 1.696% 0.00% 09/25/00 45 3,325,227 10.0734% 2.48% 2.476% 0.00% Distribution Date Remit 12/26/01 11.2692% 0.000% 11/26/01 11.1865% 0.000% 10/25/01 11.1501% 0.000% 09/25/01 11.0584% 0.000% 08/27/01 10.9962% 0.000% 07/25/01 11.0705% 0.000% 06/25/01 11.1574% 0.000% 05/25/01 11.2354% 0.000% 04/25/01 11.1478% 0.000% 03/26/01 11.0287% 0.000% 02/26/01 10.8092% 0.000% 01/25/01 10.3354% 0.000% 12/26/00 9.7103% 0.000% 11/27/00 9.2977% 0.000% 10/25/00 9.2259% 0.000% 09/25/00 9.2387% 0.000% Asset Backed Facts - Group 1 Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 12 2,053,671 2 9.68% 9.761% 1.61% 10/25/01 7 1,147,379 5 5.11% 5.003% 3.65% 09/25/01 9 1,587,633 1 5.88% 5.975% 0.65% 08/27/01 8 1,045,954 4 4.79% 3.573% 2.40% 07/25/01 12 1,596,032 1 6.49% 4.967% 0.54% 06/25/01 56 10,362,500 7 27.45% 28.937% 3.43% 05/25/01 15 2,629,073 5 6.70% 6.679% 2.23% 04/25/01 17 2,669,803 9 6.64% 5.888% 3.52% 03/26/01 14 2,361,282 6 4.71% 4.426% 2.02% 02/26/01 16 2,784,552 2 4.68% 4.438% 0.58% 01/25/01 19 3,407,420 9 5.03% 4.819% 2.38% 12/26/00 15 2,969,960 4 3.68% 3.921% 0.98% 11/27/00 11 2,085,740 1 2.54% 2.590% 0.23% 10/25/00 20 3,656,641 7 4.52% 4.458% 1.58% 09/25/00 20 3,394,243 2 4.42% 4.033% 0.44% Distribution Delinq 3+ Months Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 60,033 1 141,092 0.285% 0.81% 0.671% 10/25/01 850,886 1 141,197 3.710% 0.73% 0.616% 09/25/01 69,982 3 474,325 0.263% 1.96% 1.785% 08/27/01 746,233 6 827,008 2.549% 3.59% 2.825% 07/25/01 78,393 10 1,563,337 0.244% 5.41% 4.865% 06/25/01 1,078,473 4 672,198 3.012% 1.96% 1.877% 05/25/01 857,708 13 2,020,387 2.179% 5.80% 5.133% 04/25/01 1,500,042 3 438,681 3.308% 1.17% 0.968% 03/26/01 940,819 1 97,659 1.763% 0.34% 0.183% 02/26/01 376,273 3 447,043 0.600% 0.88% 0.713% 01/25/01 1,702,828 6 991,682 2.408% 1.59% 1.403% 12/26/00 786,046 12 1,953,247 1.038% 2.94% 2.579% 11/27/00 192,973 3 474,188 0.240% 0.69% 0.589% 10/25/00 1,173,681 11 1,908,681 1.431% 2.49% 2.327% 09/25/00 368,866 11 1,960,467 0.438% 2.43% 2.329% Distributi Foreclosure/Bankruptcy REO Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 7 824,108 1 5.65% 3.917% 0.81% 10/25/01 6 767,802 2 4.38% 3.348% 1.46% 09/25/01 6 731,988 2 3.92% 2.755% 1.31% 08/27/01 13 3,042,799 0 7.78% 10.395% 0.00% 07/25/01 13 2,143,793 1 7.03% 6.672% 0.54% 06/25/01 8 1,410,511 5 3.92% 3.939% 2.45% 05/25/01 9 1,491,017 3 4.02% 3.788% 1.34% 04/25/01 10 1,654,961 4 3.91% 3.650% 1.56% 03/26/01 11 1,830,543 3 3.70% 3.431% 1.01% 02/26/01 11 1,761,116 2 3.22% 2.807% 0.58% 01/25/01 10 1,664,011 2 2.65% 2.354% 0.53% 12/26/00 5 818,640 0 1.23% 1.081% 0.00% 11/27/00 14 2,382,513 1 3.23% 2.959% 0.23% 10/25/00 3 308,146 0 0.68% 0.376% 0.00% 09/25/00 3 308,323 0 0.66% 0.366% 0.00% Distribution Modifications Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 221,314 0 0 1.052% 0.00% 0.000% 10/25/01 318,689 0 0 1.390% 0.00% 0.000% 09/25/01 318,897 0 0 1.200% 0.00% 0.000% 08/27/01 0 0 0 0.000% 0.00% 0.000% 07/25/01 278,349 0 0 0.866% 0.00% 0.000% 06/25/01 717,369 0 0 2.003% 0.00% 0.000% 05/25/01 569,714 0 0 1.447% 0.00% 0.000% 04/25/01 635,143 0 0 1.401% 0.00% 0.000% 03/26/01 445,579 0 0 0.835% 0.00% 0.000% 02/26/01 308,764 0 0 0.492% 0.00% 0.000% 01/25/01 308,920 0 0 0.437% 0.00% 0.000% 12/26/00 0 0 0 0.000% 0.00% 0.000% 11/27/00 182,096 0 0 0.226% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 12/26/01 115 18,688,826 9.0553% 100.00% 100.000% 0.00% 11/26/01 9 2,334,524 9.0703% 7.26% 11.096% 0.00% 10/25/01 13 1,875,157 9.1586% 9.49% 8.177% 0.00% 09/25/01 16 3,485,112 9.1967% 10.46% 13.116% 0.00% 08/27/01 14 2,589,134 9.2255% 8.38% 8.846% 0.00% 07/25/01 18 2,840,990 9.5088% 9.73% 8.842% 0.00% 06/25/01 19 3,644,149 9.8694% 9.31% 10.176% 0.00% 05/25/01 20 3,530,384 10.1306% 8.93% 8.969% 0.00% 04/25/01 32 5,951,654 10.1690% 12.50% 13.126% 0.00% 03/26/01 41 7,988,278 10.1861% 13.80% 14.972% 0.00% 02/26/01 45 9,347,920 10.0533% 13.16% 14.899% 0.00% 01/25/01 36 7,914,822 9.4200% 9.52% 11.195% 0.00% 12/26/00 30 4,979,238 8.4800% 7.35% 6.574% 0.00% 11/27/00 25 4,713,936 7.8898% 5.77% 5.854% 0.00% 10/25/00 9 1,411,942 7.7725% 2.04% 1.722% 0.00% 09/25/00 10 2,063,990 7.7876% 2.21% 2.453% 0.00% Distribution Date Remit 12/26/01 8.1959% 0.000% 11/26/01 8.2230% 0.000% 10/25/01 8.3135% 0.000% 09/25/01 8.3700% 0.000% 08/27/01 8.3950% 0.000% 07/25/01 8.6823% 0.000% 06/25/01 9.0261% 0.000% 05/25/01 9.2808% 0.000% 04/25/01 9.3088% 0.000% 03/26/01 9.3150% 0.000% 02/26/01 9.1615% 0.000% 01/25/01 8.5297% 0.000% 12/26/00 7.5968% 0.000% 11/27/00 7.0113% 0.000% 10/25/00 6.8957% 0.000% 09/25/00 6.9108% 0.000% Asset Backed Facts - Group 2 Total Distributi Delinq 1 Month Delinq 2 Months Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 37 1,240,088 19 4.19% 3.924% 2.15% 10/25/01 53 1,990,397 14 5.84% 6.134% 1.54% 09/25/01 49 1,619,818 15 5.17% 4.767% 1.58% 08/27/01 32 1,125,594 14 3.28% 3.202% 1.43% 07/25/01 42 1,413,978 15 4.12% 3.856% 1.47% 06/25/01 43 1,907,910 67 4.06% 5.002% 6.33% 05/25/01 70 2,368,898 28 6.35% 5.935% 2.54% 04/25/01 84 2,970,167 20 7.34% 7.143% 1.75% 03/26/01 41 1,676,863 13 3.47% 3.891% 1.10% 02/26/01 35 987,653 28 2.89% 2.230% 2.31% 01/25/01 78 2,684,004 20 6.29% 5.900% 1.61% 12/26/00 38 1,201,090 19 2.98% 2.574% 1.49% 11/27/00 49 1,653,624 21 3.76% 3.457% 1.61% 10/25/00 103 3,420,053 26 7.76% 7.015% 1.96% 09/25/00 110 3,580,573 23 8.07% 7.142% 1.69% Distribution Delinq 3+ Months Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 653,140 15 540,660 2.067% 1.70% 1.711% 10/25/01 505,801 19 688,830 1.559% 2.09% 2.123% 09/25/01 561,076 19 715,928 1.651% 2.00% 2.107% 08/27/01 422,064 28 1,064,778 1.201% 2.87% 3.029% 07/25/01 572,009 34 1,174,473 1.560% 3.34% 3.203% 06/25/01 2,368,159 60 2,081,869 6.208% 5.67% 5.458% 05/25/01 1,039,376 37 1,205,648 2.604% 3.35% 3.020% 04/25/01 819,241 40 1,219,078 1.970% 3.50% 2.932% 03/26/01 382,873 44 1,412,572 0.889% 3.72% 3.278% 02/26/01 927,084 44 1,471,181 2.093% 3.63% 3.321% 01/25/01 805,808 38 1,250,084 1.771% 3.06% 2.748% 12/26/00 673,081 47 1,583,442 1.443% 3.69% 3.394% 11/27/00 687,237 36 1,277,565 1.437% 2.76% 2.671% 10/25/00 841,929 34 1,353,711 1.727% 2.56% 2.777% 09/25/00 815,152 30 1,177,826 1.626% 2.20% 2.349% Distributi Foreclosure/Bankruptcy REO Date # Balance # 12/26/01 0 0 0 0.00% 0.000% 0.00% 11/26/01 47 1,584,922 1 5.32% 5.016% 0.11% 10/25/01 45 1,484,287 1 4.96% 4.574% 0.11% 09/25/01 46 1,648,611 1 4.85% 4.851% 0.11% 08/27/01 36 1,239,271 4 3.69% 3.526% 0.41% 07/25/01 52 1,912,363 3 5.10% 5.215% 0.29% 06/25/01 49 1,789,307 0 4.63% 4.691% 0.00% 05/25/01 49 1,743,363 0 4.44% 4.368% 0.00% 04/25/01 56 1,973,068 0 4.90% 4.745% 0.00% 03/26/01 56 1,930,975 0 4.73% 4.481% 0.00% 02/26/01 62 2,176,209 0 5.12% 4.913% 0.00% 01/25/01 66 2,332,378 0 5.32% 5.127% 0.00% 12/26/00 72 2,517,516 0 5.65% 5.396% 0.00% 11/27/00 73 2,558,324 0 5.60% 5.349% 0.00% 10/25/00 8 317,374 0 0.60% 0.651% 0.00% 09/25/00 9 345,012 0 0.66% 0.688% 0.00% Distribution Modifications Date Balance # Balance 12/26/01 0 0 0 0.000% 0.00% 0.000% 11/26/01 36,821 0 0 0.117% 0.00% 0.000% 10/25/01 36,821 0 0 0.113% 0.00% 0.000% 09/25/01 36,821 0 0 0.108% 0.00% 0.000% 08/27/01 142,343 0 0 0.405% 0.00% 0.000% 07/25/01 167,227 0 0 0.456% 0.00% 0.000% 06/25/01 0 0 0 0.000% 0.00% 0.000% 05/25/01 0 0 0 0.000% 0.00% 0.000% 04/25/01 0 0 0 0.000% 0.00% 0.000% 03/26/01 0 0 0 0.000% 0.00% 0.000% 02/26/01 0 0 0 0.000% 0.00% 0.000% 01/25/01 0 0 0 0.000% 0.00% 0.000% 12/26/00 0 0 0 0.000% 0.00% 0.000% 11/27/00 0 0 0 0.000% 0.00% 0.000% 10/25/00 0 0 0 0.000% 0.00% 0.000% 09/25/00 0 0 0 0.000% 0.00% 0.000% Distributi Prepayments Curr Weighted Avg. Date # Balance Coupon 12/26/01 848 30,164,220 13.9376% 100.00% 100.000% 0.00% 11/26/01 35 1,330,236 13.9239% 3.96% 4.210% 0.00% 10/25/01 24 753,156 13.9191% 2.65% 2.321% 0.00% 09/25/01 41 1,433,104 13.9248% 4.32% 4.217% 0.00% 08/27/01 28 1,073,871 13.9266% 2.87% 3.055% 0.00% 07/25/01 43 1,392,134 13.9275% 4.22% 3.797% 0.00% 06/25/01 40 1,374,901 13.9225% 3.78% 3.604% 0.00% 05/25/01 44 1,667,465 13.9271% 3.99% 4.177% 0.00% 04/25/01 41 1,543,056 13.9172% 3.58% 3.711% 0.00% 03/26/01 39 1,378,809 13.9148% 3.30% 3.200% 0.00% 02/26/01 29 1,083,093 13.9073% 2.39% 2.445% 0.00% 01/25/01 29 1,089,785 13.9061% 2.34% 2.396% 0.00% 12/26/00 33 1,027,808 13.9053% 2.59% 2.203% 0.00% 11/27/00 30 1,047,399 13.9112% 2.30% 2.190% 0.00% 10/25/00 24 805,791 13.9100% 1.81% 1.653% 0.00% 09/25/00 35 1,261,236 13.9105% 2.57% 2.516% 0.00% Distribution Date Remit 12/26/01 13.1734% 0.000% 11/26/01 13.1597% 0.000% 10/25/01 13.1549% 0.000% 09/25/01 13.1606% 0.000% 08/27/01 13.1624% 0.000% 07/25/01 13.1633% 0.000% 06/25/01 13.1583% 0.000% 05/25/01 13.1629% 0.000% 04/25/01 13.1530% 0.000% 03/26/01 13.1506% 0.000% 02/26/01 13.1431% 0.000% 01/25/01 13.1419% 0.000% 12/26/00 13.1411% 0.000% 11/27/00 13.1470% 0.000% 10/25/00 13.1458% 0.000% 09/25/00 13.1463% 0.000% 01/00/00 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 06/25/99 1100183657NA NA 06/25/99 1800000233NA NA 05/25/99 1100160647NA NA 05/25/99 1800017515NA NA 07/26/99 1800017772NA NA 07/26/99 1800015953NA NA 08/25/99 1800015964NA NA 09/27/99 1100171074NA NA 09/27/99 1800000768NA NA 10/25/99 1800017859NA NA 10/25/99 1800015215NA NA 11/26/99 1800004813NA NA 01/25/00 1100195365NA NA 01/25/00 1900000475NA NA 01/25/00 1800003449NA NA 01/25/00 1800007381NA NA 01/25/00 1800015493NA NA 01/25/00 1800018674NA NA 01/25/00 1800008131NA NA 01/25/00 1800017480NA NA 02/25/00 1100160302NA NA 02/25/00 1100161274NA NA 02/25/00 1100164553NA NA 02/25/00 1100164558NA NA 02/25/00 1100164610NA NA 02/25/00 1100169869NA NA 02/25/00 1100170356NA NA 02/25/00 1100170566NA NA 02/25/00 1100170825NA NA 02/25/00 1100181479NA NA Current Total Cumulative Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.. Beginning Gross Proceeds Dist. Scheduled Gross as a % of Date Balance Proceeds Sched Principal 06/25/99 25,000.00 26,506.10 106.024% 06/25/99 30,426.55 0.00 0.000% 05/25/99 49,887.46 21,864.25 43.827% 05/25/99 43,851.26 58,776.95 0.000% 07/26/99 62,903.81 0.00 0.000% 07/26/99 47,261.60 0.00 0.000% 08/25/99 32,594.08 2,380.56 7.304% 09/27/99 49,777.41 44,393.52 89.184% 09/27/99 26,020.04 24,339.56 93.542% 10/25/99 43,453.52 0.00 0.000% 10/25/99 54,226.18 0.00 0.000% 11/26/99 26,695.74 4,668.00 17.486% 01/25/00 50,240.79 2,663.79 5.302% 01/25/00 52,935.26 0.00 0.000% 01/25/00 16,626.72 0.00 0.000% 01/25/00 51,445.17 0.00 0.000% 01/25/00 22,956.00 0.00 0.000% 01/25/00 49,394.62 0.00 0.000% 01/25/00 21,461.75 10,124.28 47.174% 01/25/00 33,611.82 23,419.14 69.675% 02/25/00 28,647.63 0.00 0.000% 02/25/00 47,739.70 0.00 0.000% 02/25/00 24,483.39 5,139.96 20.994% 02/25/00 56,866.06 0.00 0.000% 02/25/00 59,705.90 7,888.89 13.213% 02/25/00 39,823.26 0.00 0.000% 02/25/00 65,565.22 5,349.90 8.160% 02/25/00 16,508.94 0.00 0.000% 02/25/00 29,613.71 0.00 0.000% 02/25/00 99,311.65 0.00 0.000% Current Total 0.00 Cumulative 0.00 Aggregate Net Net Proceeds Dist. Liquidation Liquidation as a % of Date Expenses * Proceeds Sched. Balance 06/25/99 1,506.10 25,000.000 100.000% 06/25/99 2,120.00 -2,120.000 -6.968% 05/25/99 2,962.36 18,901.890 37.889% 05/25/99 2,408.80 56,368.150 -5.493% 07/26/99 3,069.00 -3,069.000 -4.879% 07/26/99 2,934.90 -2,934.900 -6.210% 08/25/99 964.63 1,415.930 4.344% 09/27/99 1,344.37 43,049.150 86.483% 09/27/99 1,193.95 23,145.610 88.953% 10/25/99 4,919.85 -4,919.850 -11.322% 10/25/99 5,490.92 -5,490.920 -10.126% 11/26/99 1,374.75 3,293.250 12.336% 01/25/00 5,055.67 -2,391.880 -4.761% 01/25/00 4,861.82 -4,861.820 -9.184% 01/25/00 1,691.36 -1,691.360 -10.173% 01/25/00 3,972.00 -3,972.000 -7.721% 01/25/00 4,718.56 -4,718.560 -20.555% 01/25/00 6,112.59 -6,112.590 -12.375% 01/25/00 1,096.13 9,028.150 42.066% 01/25/00 1,248.50 22,170.640 65.961% 02/25/00 2,769.89 -2,769.890 -9.669% 02/25/00 4,280.58 -4,280.580 -8.966% 02/25/00 2,633.67 2,506.290 10.237% 02/25/00 9,258.64 -9,258.640 -16.281% 02/25/00 5,016.99 2,871.900 4.810% 02/25/00 4,970.26 -4,970.260 -12.481% 02/25/00 6,702.30 -1,352.400 -2.063% 02/25/00 1,887.37 -1,887.370 -11.432% 02/25/00 3,374.66 -3,374.660 -11.396% 02/25/00 11,007.50 -11,007.500 -11.084% Current To 0.00 0.000 Cumulative 0.00 0.000 Dist. Realized Date Loss 06/25/99 0.00 06/25/99 32,546.55 05/25/99 30,985.57 05/25/99 0.00 07/26/99 65,972.81 07/26/99 50,196.50 08/25/99 31,178.15 09/27/99 6,728.26 09/27/99 2,874.43 10/25/99 48,373.37 10/25/99 59,717.10 11/26/99 23,402.49 01/25/00 52,632.67 01/25/00 57,797.08 01/25/00 18,318.08 01/25/00 55,417.17 01/25/00 27,674.56 01/25/00 55,507.21 01/25/00 12,433.60 01/25/00 11,441.18 02/25/00 31,417.52 02/25/00 52,020.28 02/25/00 21,977.10 02/25/00 66,124.70 02/25/00 56,834.00 02/25/00 44,793.52 02/25/00 66,917.62 02/25/00 18,396.31 02/25/00 32,988.37 02/25/00 110,319.15 Current To 0.00 Cumulative 0.00 Other Related Information Pool Summary Information Component ARM Loans Aggregate Amount of Collections 18,816,663.50 HIGH LTV Loans Aggregate Amount of Collections 30,495,671.88 ARM Pool Available Funds 18,816,840.80 HIGH LTV Pool Available Funds 30,499,494.27 ARM Pool Net Monthly Excess Cashflows 2,879,451.01 HIGH LTV Pool Net Monthly Excess Cashflows 12,695,376.68 Arm Pool Basis Risk Shortfall Carry Forward Amt. On A-1 0.00 High LTV Pool Basis Risk Shortfall Carry Forward Amt. O 0.00 Agg. Unpaid Int. Shortfall on A-1 Bonds for prior payme 0.00 Agg. Unpaid Int. Shortfall on A-2 Bonds for prior payme 0.00 Aggregate Principal Prepayment Amount on the Class A-1 18,688,826.01 Aggregate Principal Prepayment Amount on the Class A-2 30,164,219.53 Ending Aggregate Principal Balance of Mortgage Loans 0.00 Ending Loan Count 0 Principal Adjustable Loan Pool Scheduled Principal Balance 0.00 High LTV Loan Pool Scheduled Principal Balance 0.00 Adjustable Loan Pool Unscheduled Principal Balance 18,688,826.01 High LTV Loan Pool Unscheduled Principal Balance 30,164,219.53 Aggregate Pool Scheduled Principal Balance 0.00 Aggregate Pool Unscheduled Principal Balance 48,853,045.54 Other Principal Proceeds 0.00 Shortfalls Class A-1 Bond Shortfalls 0.00 Class A-2 Bond Shortfalls 0.00 Insured Amounts Current Insured amt Paid by Bond Insurer under Bond Ins 0.00 Agg. Insured amt Paid by Bond Insurer under Bond Ins. P 0.00 Over Collateralization and Net Monthly Excess Cashflows ARM Pool Required Overcollateralization Amount 2,789,858.72 HIGH LTV Pool Required Overcollateralization Amount 12,819,770.56 ARM Pool Overcollateralization Amount 0.00 HIGH LTV Pool Overcollateralization Amount 0.00 ARM Pool Net Monthly Excess Cashflow 2,879,451.01 HIGH LTV Pool Net Monthly Excess Cashflow 12,695,376.68 ARM Pool Excess Overcollateralization Amount 0.00 HIGH LTV Pool Excess Overcollateralization Amount 0.00 High LTV and ARM Ending Balance and Count High LTV Ending Balance 0.00 Arm Ending Balance 0.00 High LTV Ending Count 0 Arm Ending Count 0 Reserve Fund ARM Pool Reserve Fund Addition 2,879,451.01 HIGH LTV Pool Reserve Fund Addition 12,695,376.68 Reserve Fund Release Amount 0.00 Reserve Fund Certificate Payment Amount 375,154.70 Advances and Compensating Interest Principal Advances 0.00 Interest Advances 0.00 Compensating Interest Payments 0.00 Realized Losses Current Period Total Realized Losses 0.00 Aggregate Total Realized Losses 7,975,918.03 Class A-1 Current Period Realized Losses 0.00 Class A-2 Current Period Realized Losses 0.00 Class A-1 Aggregate Realized Losses 99,110.22 Class A-2 Aggregate Realized Losses 7,876,807.81 Repurchases Current Repurchase Balance 0.00 Prior Aggregate Repurchase Balance 0.00 Aggregate Repurchase Balance 0.00 Number of Current Repurchased Loans 0.00 Prior Aggregate Number of Repurchased Loans 0.00 Aggregate Number of Repurchased Loans 0.00 Miscellaneous Book Value of any REO Property 0.00 Amount of Prepayment Interest Shortfall for Current Per 0.00 Relief Act Shortfalls for Current Period 0.00 Agg. Prin. Bal of Defaulted or Converted Mtg. Loans 0.00